UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 30, 2012
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1- 4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard
Memphis, Tennessee 38125
(Address of Principal Executive Offices)(Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On March 30, 2012, Thomas & Betts Corporation (the “Company”) and ABB Ltd (“ABB”) issued a joint press release announcing the date of the special meeting of shareholders at which the Company’s shareholders will consider and vote upon the approval of the Agreement and Plan of Merger, dated as of January 29, 2012, providing for the acquisition of the Company by a subsidiary of ABB, and including information relating to the progress of the Company and ABB in obtaining certain regulatory approvals required for the acquisition.  The full text of the joint press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Joint Press Release of the Company and ABB, dated March 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)

By:	/s/ J.N. Raines
J.N. Raines
Vice President, General Counsel and Secretary

Date:  March 30, 2012

Exhibit Index

Exhibit                                         Description of Exhibits
99.1	Joint Press Release of the Company and ABB, dated March 30, 2012.